ENSERVCO


HEAT WAVES
HOT OIL SERVICE





September 2017

ENSV
LISTED
NYSE AMERICAN

Cautionary Statement on Forward-looking Information

This presentation contains, and related discussions may contain, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation and related discussions, other than statements of historical facts, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of Enservco Corporation's ("Enservco" or the "Company") business plans and strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "project," "predict," "intend," "future," "potential," "suggest," "target," "forecast," "continue" and other similar expressions. Forward-looking statements are not historical facts and are based upon management's current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond the Company's control. Such expectations, beliefs, estimates and projections are expressed in good faith and management believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks included or incorporated by reference in the Company's latest Annual Report on Form 10-K and other filings that have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management's views as of the date hereof, all of which are subject to change.

This presentation includes certain non-GAAP financial measures. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. These measures should not be considered in isolation or as an alternative to GAAP measures. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. For how we define such non-GAAP financial measures, as well as for reconciliations to GAAP measures, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section in the Company's most recent Annual Report.

You should read the documents the Company has filed with the SEC for more complete information about the Company. You may obtain these documents for free by visiting the SEC's Edgar portal at http://www.sec.gov/edgar/searchedgar/companysearch.html

Company at a Glance

ENSERVCO

ENSERVCO is a leading provider of well stimulation and fluid management services to domestic onshore conventional and unconventional oil and gas customers.

Operating Subsidiaries

	HEAT WAVES Hot Oil Service, LLC	DILLCO Fluid Service Inc	HEATWAVES Water Management, LLC
% of 2016 Revenue	▪ 84%	▪ 16%	▪ Launched 2016 ▪ 5% of Revenue YTD 2017
Primary Services	▪ Frac water heating ▪ Hot oiling ▪ Acidizing ▪ Pressure testing	▪ Fluid hauling ▪ Fluid disposal ▪ Frac tank rental ▪ Well-site construction	▪ Water transfer ▪ Bacteria and scaling treatment - HydroFLOW®
Service Areas	▪ Colorado, Pennsylvania, North Dakota, Montana, Wyoming, Nebraska, West Virginia, Ohio, Kansas, New Mexico, Oklahoma, Texas, Nevada	▪ Colorado, Kansas, Oklahoma, Texas	▪ Colorado, Pennsylvania, North Dakota, Montana, Wyoming, Nebraska, West Virginia, Ohio, Kansas, New Mexico, Oklahoma Texas, Nevada

Notable Events in Company History

ENSERVCO

2017

- **New CEO and CFO hired**
- **New $30 million credit facility signed with East West Bank**
- **Water Management revenues begin to ramp**
- **Expansion into Austin Chalk formation**

2016

- Named 2016 Oilfield Services Company of the Year for Texas Region
- **Launched Heat Waves Water Management Division**
- Acquired exclusive rights to HydroFLOW® bacteria & scaling treatment technology

2015

- **Completion of fleet expansion: fleet size and revenue capacity doubles**
- Expansion into Eagle Ford Basin in Texas

2014

- **Record revenue of $56.6M and adjusted EBITDA of $11.5M**
- **$16 million Capex program facilitating major expansion of service fleet**
- $3.7 million asset acquisition expands fleet & footprint into northern Bakken Shale
- Commercializes LNG, CNG and well-gas fueling options for frac water heating units
- Named Rocky Mountain Region's Service Company of the Year for 2013

2013

- Service territory expanded into Wyoming's Jonah Field, Powder River & Green River Basins

2012

- Service territory expanded into Utica Shale and Mississippi Lime regions

2011

- Opens major operation centers in southern Bakken Shale and Niobrara Shale fields

2010

- Became publicly traded company
- Commenced operations in Marcellus Shale region

2007

- Acquired 35-year-old Dillco Fluid Services, the leading provider of water hauling, fluid disposal, frac tank rental, and well-site construction services in the Hugoton Basin

2006

- Acquisition of Heat Waves Hot Oil Service

Key Stock Data

ENSERVCO

Stock Data

NYSE American	ENSV
52-week range*	$0.21 - $0.79
Recent price*	$0.47
Avg. volume (3 mo.)*	129,000
Shares – outstanding	51.1 M
Market cap*	$24.0 M
Fiscal year end	December 31

Research Coverage

Euro Pacific Capital – Bhakti Pavani

ENSV
LISTED
NYSE AMERICAN

*Recent price, volume and market cap data as of September 18, 2017, and subject to change.

Experienced Leadership Team

ENSERVCO

ENSERVCO has a seasoned, lean management team with decades of experience

Ian Dickinson *Chief Executive Officer*	Tucker Franciscus *Chief Financial Officer*	Austin Peitz *Senior Vice President, Field Operations*
▪ Joined the Company in 2017 with more than 20 year of senior executive experience with public and private companies ▪ Background in private equity, oilfield equipment, M&A, finance ▪ Extensive experience in energy sector; former CEO of Premier Oilfield Equipment ▪ Strong relationships with oil and gas E&Ps throughout the U.S.	▪ Joined the Company in 2017 ▪ Background includes financial management, private equity, strategic planning, mergers and acquisitions, investment banking, public company financing, and SEC reporting ▪ Most recently CFO of Tracker Resource Development III and N.A. Petroleum Company (Petroflow Energy)	▪ More than 18 years of operational experience with ENSERVCO ▪ Responsible for all field operations ▪ Designed proprietary heating systems used in ENSERVCO's frac water heaters and hot oiling trucks ▪ Managed opening of all the Company's locations

Competitive Landscape

- Primarily 'mom and pop' and regionally focused providers
- Industry consolidation trend is opportunity to increase market share
- ENSERVCO's competitive advantages
  - ✓ Diversified services portfolio enables convenience and competitive one-stop-shop for customers
  - ✓ Modern equipment fleet
  - ✓ MSAs & strong relationships with leading E&Ps throughout the U.S.
  - ✓ Low employee turnover
  - ✓ Provides safe, quality services across multiple basins and service lines to both the current customers (creating economies of scale for our clients) and new customers

Growth Strategy

ENSERVCO

- Maximize utilization and operating efficiencies
- Increase capacity of current services via organic expansion or M&A
- Add complementary service lines through strategic M&A
  - ✓ Diversify service mix
  - ✓ Continue to stress balance between recurring revenue and drill/completion-dependent service lines
  - ✓ Reduce seasonal impact on revenue streams
  - ✓ Emphasis on high-margin services
- Increase the number of services provided to each customer through services integration, which lowers costs and streamlines procurement for customers (water transfer has significant upside)
- Continue customer-driven geographic expansion with South Texas first priority

Leading National Provider

ENSERVCO

- National provider with broad service offerings
- Operations in 11 highly active oil and gas fields
- Mobile equipment fleet enables Company to address customer demand shifts quickly
- Ability to enter new geographies supported by embedded growth within existing customer base
- Nationwide customer base is generally large cap/ blue chip companies



North Dakota
5
Wyoming
7
Colorado
1 2
Kansas
4 3
11
Oklahoma
New Mexico
10
Texas
9
8
Pennsylvania
6

	Frac Water Heating	Hot Oiling	Acidizing	Water Hauling	Water Transfer
Colorado **1. Denver** *Headquarters* **2. Platteville** *D-J Basin & Niobrara Shale*	✓	✓		✓	✓
Kansas **3. Garden City** *Mississippi Lime North Texas*	✓	✓	✓	✓	
4. Hugoton *Hugoton Gas Field*		✓	✓	✓	
North Dakota **5. Killdeer** *Bakken Shale*	✓	✓		✓	✓
Pennsylvania **6. Carmichaels** *Marcellus Shale & Utica Shale*	✓	✓		✓	✓
Wyoming **7. Rock Springs** *Jonah Field & Powder River Basin*	✓	✓	✓	✓	✓
Texas/New Mexico **8. Jourdanton, TX** *Eagle Ford Shale*		✓	✓		✓
9. College Station *Austin Chalk Formation*		✓	✓		✓
10. Odessa, TX/Hobbs, NM *Wolfcamp Shale – Permian Basin*		✓	✓		✓
Oklahoma **11. Okarche** *Stack/Scoop – Anadarko Basin*	✓	✓	✓		✓

Customers

ENSERVCO

ENSERVCO serves 360+ customers nationwide, including 145+ under Master Service Agreements. Below is a representative sampling.

Gulfport Energy Corporation
EQT
Hess
EOG Resources
bp
Marathon Oil
Anadarko Petroleum Corporation
Newfield
SandRidge
Rice Energy
Shell
EP Energy
Extraction Oil & Gas
Murphy Oil Corporation
Chesapeake Energy
devon
noble energy
PDC Energy
Statoil
Antero Resources
Linn Energy
Sanchez Oil & Gas Corporation
Mewbourne Oil Company
Chaparral Energy
Merit Energy Company
Whiting
XTO Energy
Apache
EnCana
Continental Resources

Service Line: Hot Oiling

Service Overview

- Heating and circulating oil down a well bore or transfer line to dissolve and dislodge paraffin and other hydrocarbon deposits to maintain or increase production
- Used to melt ice and/or eliminate water and other soluble waste within oil storage tanks; helps maximize operator's revenue at the refinery
- Recurring, maintenance-related service performed throughout the life of a well
- ENSERVCO's hot oilers are capable of generating up to 12 million BTUs, and are also used in pressure testing applications

Key Highlights

- 35% of 2016 revenue
- 56 hot oil trucks
- 11 locations served



Service Line: Frac Water Heating

ENSERVCO

Service Overview

- Process of heating the water used to hydraulically fracture oil and natural gas wells
- Ensures fluid temperatures meet the requirements of the customer's frac design
- Half of ENSERVCO's burner boxes are bi-fuel and can be fueled with propane, liquefied natural gas, compressed natural gas, or dry well gas
- Bi-fuel capability is a competitive advantage, offering customers a "green" alternative and lower operating costs
- Trucks come configured as single burners (bobtail), double burners, and mega heaters

Key Highlights

- 27% of 2016 revenue
- 81 burner boxes(1)
- 8 locations served
- Single burner: 25M BTU
- Double burner and mega heaters: 50M BTU


HEAT WAVES

(1) Mega Frac Water Heaters and Double Burners have twice the heating and revenue capacity of a standard heating unit, and therefore are counted as two units.

Service Line: Acidizing

ENSERVCO

Service Overview

- Involves pumping specially formulated acids and/or chemicals into a well to dissolve materials blocking the flow of oil or natural gas
- Used for increasing permeability throughout the formation, cleaning formation damage near the wellbore and removing the buildup of materials restricting the flow in the formation
- Recurring, maintenance-related service, and can be performed throughout the life of a producing well

Key Highlights

- 9% of 2016 revenue
- 7 acid transports
- 7 locations served



Service Line: Water Transfer

Service Overview

- Provides safe, uninterrupted water flow for hydraulic fracturing
- Experienced team of safety-minded operators to ensure the highest service quality
- 12", 10" and 8" no-leak, lay-flat hose and aluminum pipe
- High capacity with rapid deployment systems
- Pump rates up to 120 BPM

Key Highlights

- Has grown to 5% of revenue (YTD 2017) since 2016 launch
- 8 water transfer "packages/crews"[1]
- 3 locations served
- Offsets seasonality of the frac water heating business







(1) i.e. have enough equipment to man 8+ water transfer crews assuming an average 2 mile push.

Service Line: Water Hauling

ENSERVCO

Service Overview

- Transport water to fill frac tanks and reservoirs at well locations
- Transport production water to disposal wells
- Move drilling and completion fluids to and from well locations
- Transport flowback fluids from well site to disposal wells
- Utilized during both completion and production life of a well

Key Highlights

- 17% of 2016 revenue
- 60 water hauling trucks (transports)
- 8 basins served





Service Line: HydroFLOW®

ENSERVCO

Service Overview

- Uses patented technology to remove bacteria and scale from fresh and recycled water with up to a 95% bacteria kill rate
- Chemical-free process offers E&Ps a lower-cost, environmentally friendly alternative to conventional means of preventing destructive scaling and corrosion
- Mobile laboratory conducts in-field testing to provide quantitative measure of living bacteria and determine need for chemicals


System Configuration
(Fix to wall)
Electric Power Supply
Power Cable
Junction* box
Interconnecting Cable

* HM Range utilizes a customized surge protector

Key Highlights

- Exclusive marketing rights for frac water and injection well applications
- No additional investment in equipment required for remainder of 2016

Case Study: Total Water Management

ENSERVCO

Increase sales with existing customers

- Add bolt-on water management service offerings
- Expanded service portfolio helps customers lower costs and simplify procurement process



Water Hauling
Fresh Water
Recycled Water
HydroFLOW® Bacteria Kill
Recycle Unit
Injection/ Disposal Wells
Water Hauling
Water Storage
Water Transfer
HydroFLOW® Bacteria Kill
Flowback System
Frac Water Heater
Frac Crew



Current Services
Potential Bolt-on Services

Diversified Platform Positioned for Growth

ENSERVCO

One-time, drill/completion-dependent

Recurring services critical to maintenance and ongoing operations



Frac Water Heating



Water Transfer



Hot Oiling



Acidizing



Water Hauling

Fiscal 2014 | **Fiscal 2015** | **Fiscal 2016** | **6-months YTD**



15%
5%
24%
56%
4%
15%
4%
30%
47%
13%
1%
27%
15%
9%
35%
9%
5%
6%
51%
27%
Frac water heating
Hot oiling
Acidizing
Water Hauling
Construction & Other
Water Transfer

Well-Balanced Revenue Mix

ENSERVCO



Revenue Mix
56%
44%
47%
53%
27%
73%
56%
44%
FY 2014
FY 2015
FY 2016
6-months YTD

Completion Services

- Consists of high margin frac water heating and water transfer services
- Drill/completion-dependent, one-time activities
- Further differentiated on bi-fuel capabilities
- Drives margin expansion and operating cash flows

Production & Maintenance Services

- Includes hot oiling, acidizing, water hauling, and other services
- Recurring services needed for ongoing maintenance
- Strong margins for hot oiling and acidizing
- Provides buffer for the Company across economic and business cycles

Diversified Revenue Across Basins



Revenue by Field as a Percent of Total Revenue
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
FY 2014
FY 2015
FY 2016
6-months YTD
Bakken
DJ - Niobrara
Marcellus/Utica
Hugoton/Miss. Lime
Powder River/Green River
Eagle Ford

Note: Amounts are net of revenue generated from pass through of propane costs.

Enhanced Fleet Assets

ENSERVCO

Enservco added 60 additional well enhancement units and 8 water transfer units to the fleet in 2014 and 2015

Revenue capacity has nearly doubled in 2017 over 2014 due to fleet expansion and the addition of the Water Transfer service line



Equipment Unit Count
90
80
70
60
50
40
30
20
10
0
49
81
31
56
4
7
8
65
65
Frac Heating
Hot Oiling
Acidizing
Water Transfer
Water Hauling
2014
Current

2017 Financial Highlights

ENSERVCO

6-Month Year To Date Revenue and Adjusted EBITDA Growth


Revenue
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$20.9M
$12.4M
2017
2016


Adjusted EBITDA
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
-$500,000
-$1,000,000
-$1,500,000
$2.2M
2016
2017
($0.9M)

Equipment Valuation

ENSERVCO

Equipment valuations have remained stable due to market demand, vehicle quality, and rigorous maintenance schedules

An independent valuation (Hilco) has confirmed equipment valuations have remained stable



Appraised Equipment Values
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$33.7M
$33.5M

	2016	2017
Other	$3,460	$3,402
Water Transfer	$4,298	$4,137
Water Hauling	$1,815	$1,732
Acidizing Units	$2,191	$2,252
Frac Heaters	$9,034	$9,073
Hot Oil Trucks	$12,878	$12,906

Diversified Equipment

- 50% Production & maintenance equipment
- 40% Completion related equipment
- 10% Support (Semi's/Pickups/Trailers)



Equipment Distribution
10%
40 %
50%
Product & Maint
Drilling & Completion
Support

Earning Capacity

ENSERVCO

The earning capacity of the business has increased significantly due to the purchase of additional production units in late 2014, the launch of the Water Transfer business in 2016, and the recent expansion into south Texas

EARNING CAPACITY (IN $MM)

Unit count includes 68 water hauling units

The earning capacity of the fleet was effectively doubled from 2014 levels

Minimal maintenance capex requirements going forward ~$1.5M – $2.5M annually



217
149
2014
CURRENT UNITS
UNITS
149 units available
No south TX Exposure
No Water Transfer Units
$57
$12
REVENUE
EBITDA
2014
217 units available
South TX Exposure
Water Transfer
$101
~$85MM and ~$20MM assuming current bill rates stay in effect
$27
REVENUE
EBITDA
EARNING CAPACITY

(1) Earning Capacity assumes utilization of 217 units at 2014 levels

Reconciliation of Non-GAAP Measures

ENSERVCO

Adjusted EBITDA Reconciliation

EBITDA	6-Month YTD 2017	6-Month YTD 2016
Net Income (Loss)	$ (2,477,000)	$ (3,456,220)
Add Back (Deduct)		
Interest Expense	1,209,705	873,451
Provision for income taxes (benefit) expense	(991,529)	(1,808,707)
Depreciation and amortization	3,251,304	3,365,592
EBITDA*	992,480	(1,025,884)
Add Back (Deduct)		
Stock-based compensation	445,755	317,504
Severance and transition costs	767,755	-
Patent litigation and defense expenses	67,230	75,612
(Gain) on sale of disposal of equipment	-	(233,473)
Interest and other income	(41,979)	(7,006)
Adjusted EBITDA*	$ 2,231,241	$ (873,247)

*As used herein, Adjusted EBITDA is calculated as net income attributable to Enservco before interest, income taxes, depreciation, amortization and further excludes non-cash compensation, impairments, gain (loss) on sale of assets, patent litigation and defense costs and income or loss on derivative contracts. Adjusted EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.

ENSV Shareholder Overview

ENSERVCO

ENSERVCO's institutional shareholder count grew from 1 at January 1, 2014, to 32 at June 30, 2017.

Partial list of ENSERVCO's institutional shareholders as of June 30, 2017:

Institution	Shares Held
Cross River Capital Management	9,684,017
AWM Investment	3,458,206
Hunter Associates	2,700,000
Putnam Investment	2,666,832
Perkins Capital Management	1,214,182
Vanguard Group	556,120
Alyeska Investment	486,901
Granahan Investment Management	337,506
BlackRock Fund Advisors	313,904
Elkfork Partners	265,200
USAA Asset Management	255,800
Glen Harbor Capital	218,400
Tiverton Asset Management	203,800
Meadow Creek Investment	171,600
Flinton Capital	124,800
Geode Capital Management	77,749
Northern Trust	52,297

Investment Highlights

ENSERVCO

- National footprint affords exposure to most prolific basins
- Diversified services mix includes recurring maintenance and drill/completion-dependent revenue streams
- Track record of customer-driven expansion into new operating areas
- Successfully compete on a basis of quality and service, earning repeat business and higher margins
- New executive management team in 2017
- New $30 million credit facility in 2017 strengthens balance sheet
- Renewed revenue and adjusted EBITDA momentum in 2017
- Attractive growth opportunities

ENSERVCO


HEAT WAVES
HOT OIL SERVICE





Contacts:

Ian Dickinson
Chief Executive Officer
ENSERVCO Corporation
720-974-3419
idickinson@enservco.com

Tucker Franciscus
Chief Financial Officer
ENSERVCO Corporation
720-974-3408
tfranciscus@enservco.com

Jay Pfeiffer
Pfeiffer High Investor Relations
303-880-9000
jay@pfeifferhigh.com